Exhibit 99.1

For Immediate Release	Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com
AutoNation Reports Third-Quarter Earnings
•	Announces 4 acquisitions with annual revenue of approximately $200 million
     FORT LAUDERDALE, Fla., (October 26, 2006) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2006 third-quarter net income from continuing operations of $85 million or $0.40 per share on revenue of $5.0 billion, compared to year-ago net income from continuing operations of $121 million or $0.45 per share on revenue of $5.1 billion. Adjusting the prior-year earnings for certain items as disclosed in the attached tables, the Company’s third-quarter EPS from continuing operations was $0.40 versus $0.41 in the prior year, a decline of 2%.
     In the third quarter, industry new vehicle retail unit sales declined 11% in the U.S. and were down 16% in California according to CNW. AutoNation new vehicle retail unit sales were down 8% in total and 12% in California, which represents approximately 20% of the Company’s new vehicle business. Chairman and Chief Executive Officer Mike Jackson commented, “The third quarter was a challenging economic environment for new vehicle sales. California’s economic situation has been declining during 2006 due to the rise in interest rates and a soft housing market.” Mr. Jackson also noted, “The employee discount programs offered by domestic manufacturers last year make year-over-year comparisons difficult.”
     In addition to the decline in new vehicle sales, results for the third quarter were impacted by increased floor plan interest expense due to higher interest rates and higher inventories, and higher other interest expense due to increased debt levels related to the Company’s recapitalization earlier in 2006. The effect on EPS of higher other interest expense was more than offset by the 19% reduction in shares outstanding due to the 50 million share buyback in the second quarter.
     For the nine-month period ended September 30, 2006, the Company reported net income from continuing operations of $257 million or $1.09 per share compared to $1.18 per share in the prior year. After adjusting for certain items as disclosed in the attached tables, EPS from continuing operations for the nine-month period on a comparable basis increased 5% to $1.18 from $1.12 in the prior year. The Company’s revenue for the nine-month period ended September 30, 2006 totaled $14.6 billion, up 1% compared to $14.4 billion in the prior year.
     Separately, the Company today announced that it has signed an agreement to acquire Harloff BMW in northern San Diego County, California. The acquisition, which is subject to certain conditions and approvals, is expected to close in the fourth quarter of 2006. During the quarter, AutoNation acquired Land Rover Fort Lauderdale and Fairbanks Dodge in the South Florida market and Fremont Jeep in Fremont, California.

AutoNation estimates that the annual revenue from these acquisitions will be approximately $200 million.
     The third quarter conference call may be accessed at 11:00 a.m. Eastern Time, today by phone at 888-781-3339 or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “About Us” link then clicking on “Investors” and then “Webcasts.” A playback of the conference call will be available after 2:30 p.m. Eastern Time October 26, 2006 through November 2, 2006 by calling 800-475-6701 (access code # 844682).
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and a component of the Standard and Poor’s 500 Index. AutoNation has approximately 27,000 full-time employees and owns and operates 335 new vehicle franchises in 16 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its long-term growth targets.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations for the three-month period ended September 30, 2005, and the nine-month periods ended September 30, 2006 and 2005, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenue:
New vehicle	$2,942.5	$3,087.8	$8,540.8	$8,677.5
Used vehicle	1,180.7	1,144.8	3,507.2	3,314.4
Parts and service	656.2	653.5	1,976.1	1,916.9
Finance and insurance, net	165.5	164.1	487.1	465.0
Other	16.6	20.8	56.4	62.8

Total revenue	4,961.5	5,071.0	14,567.6	14,436.6

Cost of sales:
New vehicle	2,727.1	2,864.9	7,913.1	8,048.5
Used vehicle	1,077.3	1,038.3	3,184.8	2,990.9
Parts and service	367.3	369.3	1,104.4	1,083.1
Other	7.3	9.5	24.0	28.5

Total cost of sales	4,179.0	4,282.0	12,226.3	12,151.0

Gross profit	782.5	789.0	2,341.3	2,285.6

Selling, general and administrative expenses	557.6	549.3	1,660.3	1,598.2
Depreciation and amortization	21.3	19.2	61.9	58.7
Other expenses (income)	(0.4)	1.2	(0.3)	0.7

Operating income	204.0	219.3	619.4	628.0

Floorplan interest expense	(37.2)	(24.1)	(106.2)	(75.9)
Other interest expense	(27.2)	(15.9)	(64.4)	(48.9)
Other interest expense — senior note repurchases	—	—	(34.5)	(15.1)
Interest income	0.9	1.5	7.6	4.4
Other income	0.5	0.1	1.2	(0.1)

Income from continuing operations before income taxes	141.0	180.9	423.1	492.4

Provision for income taxes	55.6	60.3	166.1	175.9

Net income from continuing operations	85.4	120.6	257.0	316.5

Income (loss) from discontinued operations, net of income taxes	(3.6)	8.7	(15.3)	104.7

Net income	$81.8	$129.3	$241.7	$421.2

Diluted earnings per share:
Continuing operations	$0.40	$0.45	$1.09	$1.18
Discontinued operations	$(0.02)	$0.03	$(0.07)	$0.39

Net income	$0.38	$0.48	$1.03	$1.57

Weighted average common and common equivalent shares outstanding	215.0	267.2	235.0	269.1

Common shares outstanding	207.7	261.4	207.7	261.4

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,942.5	$3,087.8	$(145.3)	(4.7)	$8,540.8	$8,677.5	$(136.7)	(1.6)
Retail used vehicle	947.8	913.6	34.2	3.7	2,821.3	2,678.9	142.4	5.3
Wholesale	232.9	231.2	1.7	0.7	685.9	635.5	50.4	7.9

Used vehicle	1,180.7	1,144.8	35.9	3.1	3,507.2	3,314.4	192.8	5.8

Parts and service	656.2	653.5	2.7	0.4	1,976.1	1,916.9	59.2	3.1
Finance and insurance, net	165.5	164.1	1.4	0.9	487.1	465.0	22.1	4.8
Other	16.6	20.8	(4.2)		56.4	62.8	(6.4)

Total revenue	$4,961.5	$5,071.0	$(109.5)	(2.2)	$14,567.6	$14,436.6	$131.0	0.9

Gross profit:
New vehicle	$215.4	$222.9	$(7.5)	(3.4)	$627.7	$629.0	$(1.3)	(0.2)
Retail used vehicle	105.5	107.9	(2.4)	(2.2)	322.0	321.2	0.8	0.2
Wholesale	(2.1)	(1.4)	(0.7)		0.4	2.3	(1.9)

Used vehicle	103.4	106.5	(3.1)	(2.9)	322.4	323.5	(1.1)	(0.3)

Parts and service	288.9	284.2	4.7	1.7	871.7	833.8	37.9	4.5
Finance and insurance	165.5	164.1	1.4	0.9	487.1	465.0	22.1	4.8
Other	9.3	11.3	(2.0)		32.4	34.3	(1.9)

Total gross profit	782.5	789.0	(6.5)	(0.8)	2,341.3	2,285.6	55.7	2.4

Selling, general and administrative expenses	557.6	549.3	(8.3)	(1.5)	1,660.3	1,598.2	(62.1)	(3.9)

Depreciation and amortization	21.3	19.2	(2.1)		61.9	58.7	(3.2)
Other expenses (income)	(0.4)	1.2	1.6		(0.3)	0.7	1.0

Operating income	204.0	219.3	(15.3)	(7.0)	619.4	628.0	(8.6)	(1.4)
Floorplan interest expense	(37.2)	(24.1)	(13.1)		(106.2)	(75.9)	(30.3)
Other interest expense	(27.2)	(15.9)	(11.3)		(64.4)	(48.9)	(15.5)
Other interest expense — senior note repurchases	—	—	—		(34.5)	(15.1)	(19.4)
Interest income	0.9	1.5	(0.6)		7.6	4.4	3.2
Other income	0.5	0.1	0.4		1.2	(0.1)	1.3

Income from continuing operations before income taxes	$141.0	$180.9	$(39.9)	(22.1)	$423.1	$492.4	$(69.3)	(14.1)

Retail vehicle unit sales:
New	99,390	107,578	(8,188)	(7.6)	286,396	298,022	(11,626)	(3.9)
Used	59,822	60,574	(752)	(1.2)	176,388	177,371	(983)	(0.6)

	159,212	168,152	(8,940)	(5.3)	462,784	475,393	(12,609)	(2.7)

Revenue per vehicle retailed:
New	$29,606	$28,703	$903	3.1	$29,822	$29,117	$705	2.4
Used	$15,844	$15,082	$762	5.1	$15,995	$15,103	$892	5.9

Gross profit per vehicle retailed:
New	$2,167	$2,072	$95	4.6	$2,192	$2,111	$81	3.8
Used	$1,764	$1,781	$(17)	(1.0)	$1,826	$1,811	$15	0.8
Finance and insurance	$1,039	$976	$63	6.5	$1,053	$978	$75	7.7
Operating Percentages

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	59.3	60.9	58.6	60.1
Used vehicle	23.8	22.6	24.1	23.0
Parts and service	13.2	12.9	13.6	13.3
Finance and insurance, net	3.3	3.2	3.3	3.2
Other	0.4	0.4	0.4	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.5	28.3	26.8	27.5
Used vehicle	13.2	13.5	13.8	14.2
Parts and service	36.9	36.0	37.2	36.5
Finance and insurance	21.2	20.8	20.8	20.3
Other	1.2	1.4	1.4	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.3	7.2	7.3	7.2
Used vehicle — retail	11.1	11.8	11.4	12.0
Parts and service	44.0	43.5	44.1	43.5
Total	15.8	15.6	16.1	15.8
Selling, general and administrative expenses	11.2	10.8	11.4	11.1
Operating income	4.1	4.3	4.3	4.4

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	71.3	69.6	70.9	69.9
Operating income	26.1	27.8	26.5	27.5

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Cash Flow Information

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Capital expenditures, excluding property operating lease buy-outs	$87.8	$34.4	$136.9	$91.5
Property operating lease buy-outs	$—	$—	$—	$10.3
Stock repurchases	$118.7	$38.7	$1,337.3	$187.2
Acquisitions	$21.1	$5.4	$88.5	$13.4
Proceeds from exercises of stock options	$10.5	$24.0	$62.1	$76.7
Senior note repurchases	$—	$—	$334.2	$112.4
Floorplan Assistance and Expense

	Three Months Ended September 30,			Nine Months Ended September 30,
	2006	2005	Variance	2006	2005	Variance
Floorplan assistance earned (included in cost of sales)	$28.4	$29.5	$(1.1)	$85.4	$86.1	$(0.7)
Floorplan interest expense	(37.2)	(24.1)	(13.1)	(106.2)	(75.9)	(30.3)

Net floorplan benefit (cost)	$(8.8)	$5.4	$(14.2)	$(20.8)	$10.2	$(31.0)

Balance Sheet and Other Highlights

	September 30, 2006	December 31, 2005	September 30, 2005
Cash and cash equivalents	$29.7	$245.4	$280.0
Inventory	$2,363.8	$2,601.8	$2,132.8
Total floorplan notes payable	$2,121.0	$2,463.9	$1,885.5
Non-vehicle debt	$1,501.9	$525.0	$675.1
Equity	$3,660.4	$4,669.5	$4,599.3

New days supply (industry standard of selling days, including fleet)	51 days	55 days	43 days
Used days supply (trailing 30 days)	38 days	42 days	41 days
Brand Mix — New Vehicle Revenue %

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2006	% 2005	% 2006	% 2005
Detroit 3:
Ford, Lincoln-Mercury	17.4	19.5	17.0	18.5
Chevrolet, Pontiac, Buick, Cadillac, GMC	15.2	15.1	14.7	16.3
Chrysler, Jeep, Dodge	7.3	9.5	7.7	9.1

Detroit 3 total	39.9	44.1	39.4	43.9

Premium Luxury:
Mercedes	10.9	8.8	11.1	9.0
BMW	4.4	4.6	4.7	4.7
Lexus	3.1	3.1	3.2	3.1
Other premium luxury (Land Rover, Porsche, Rolls Royce)	2.1	2.2	2.3	1.9

Premium Luxury total	20.5	18.7	21.3	18.7

Imports:
Honda	8.5	8.2	8.5	8.0
Toyota	14.8	12.0	14.2	12.5
Nissan	9.7	10.0	10.0	10.1
Other imports	6.6	7.0	6.6	6.8

Import total	39.6	37.2	39.3	37.4

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations*

	Three Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$81.8	$129.3	$0.38	$0.48
Discontinued operations — store divestitures, net of income taxes	3.6	(5.7)	$0.02	$(0.02)
Discontinued operations — tax adjustments	—	(3.0)	$—	$(0.01)

From continuing operations, as reported	85.4	120.6	$0.40	$0.45
Income tax adjustments	—	(9.4)	$—	$(0.04)
Proforma stock option compensation expense (per 2005 disclosures)	—	(2.1)	$—	$(0.01)

Adjusted	$85.4	$109.1	$0.40	$0.41

	Nine Months Ended September 30,
	Net Income		Diluted Earnings Per Share
	2006	2005	2006	2005
As reported	$241.7	$421.2	$1.03	$1.57
Discontinued operations — store divestitures, net of income taxes	15.3	5.7	$0.07	$0.02
Discontinued operations — tax adjustments	—	(110.4)	$—	$(0.41)

From continuing operations, as reported	257.0	316.5	$1.09	$1.18

Senior note repurchases	20.9	9.1	$0.09	$0.03
Income tax adjustments	—	(16.2)	$—	$(0.06)
Proforma stock option compensation expense (per 2005 disclosures)	—	(7.2)	$—	$(0.03)

Adjusted	$277.9	$302.2	$1.18	$1.12

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

Business Assumptions Impacting Long-term Average EPS Growth Target of 10% to 12% Per Year:

U.S. light vehicle annual unit sales	intensely competitive, nearly 17 million units
SGA % reduction (over 2006, 2007 and 2008) (SGA % of gross profit less floorplan interest expense)	approximately 100 bp, excluding stock option expense

Continued opportunistic redeployment of cash flow	share repurchase, capital expenditures and acquisitions
Targeted return on incremental invested capital	approximately 15% after-tax

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,
	2006	2005	$ Variance	% Variance	2006	2005	$ Variance	% Variance
Revenue:
New vehicle	$2,918.8	$3,087.7	$(168.9)	(5.5)	$8,474.7	$8,677.5	$(202.8)	(2.3)
Retail used vehicle	942.5	913.7	28.8	3.2	2,805.8	2,678.9	126.9	4.7
Wholesale	227.6	230.5	(2.9)	(1.3)	672.5	633.5	39.0	6.2

Used vehicle	1,170.1	1,144.2	25.9	2.3	3,478.3	3,312.4	165.9	5.0
Parts and service	649.6	653.6	(4.0)	(0.6)	1,957.8	1,916.9	40.9	2.1
Finance and insurance, net	165.4	164.2	1.2	0.7	486.1	464.6	21.5	4.6
Other	6.5	6.4	0.1	1.6	21.6	21.1	0.5	2.4

Total revenue	$4,910.4	$5,056.1	$(145.7)	(2.9)	$14,418.5	$14,392.5	$26.0	0.2

Gross profit:
New vehicle	$213.2	$222.9	$(9.7)	(4.4)	$621.4	$629.0	$(7.6)	(1.2)
Retail used vehicle	104.9	107.9	(3.0)	(2.8)	320.3	321.1	(0.8)	(0.2)
Wholesale	(2.6)	(2.2)	(0.4)		(1.1)	0.3	(1.4)

Used vehicle	102.3	105.7	(3.4)	(3.2)	319.2	321.4	(2.2)	(0.7)
Parts and service	285.2	284.2	1.0	0.4	861.1	833.9	27.2	3.3
Finance and insurance	165.4	164.2	1.2	0.7	486.1	464.6	21.5	4.6
Other	6.1	6.5	(0.4)	(6.2)	19.2	19.1	0.1	0.5

Total gross profit	$772.2	$783.5	$(11.3)	(1.4)	$2,307.0	$2,268.0	$39.0	1.7

Retail vehicle unit sales:
New	98,982	107,578	(8,596)	(8.0)	285,312	298,022	(12,710)	(4.3)
Used	59,691	60,574	(883)	(1.5)	176,024	177,371	(1,347)	(0.8)

	158,673	168,152	(9,479)	(5.6)	461,336	475,393	(14,057)	(3.0)

Revenue per vehicle retailed:
New	$29,488	$28,702	$786	2.7	$29,703	$29,117	$586	2.0
Used	$15,790	$15,084	$706	4.7	$15,940	$15,103	$837	5.5

Gross profit per vehicle retailed:
New	$2,154	$2,072	$82	4.0	$2,178	$2,111	$67	3.2
Used	$1,757	$1,781	$(24)	(1.3)	$1,820	$1,810	$10	0.6
Finance and insurance	$1,042	$976	$66	6.8	$1,054	$977	$77	7.9
Operating Percentages

	Three Months Ended September 30,		Nine Months Ended September 30,
	% 2006	% 2005	% 2006	% 2005
Revenue mix percentages:
New vehicle	59.4	61.1	58.8	60.3
Used vehicle	23.8	22.6	24.1	23.0
Parts and service	13.2	12.9	13.6	13.3
Finance and insurance, net	3.4	3.2	3.4	3.2
Other	0.2	0.2	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.6	28.4	26.9	27.7
Used vehicle	13.2	13.5	13.8	14.2
Parts and service	36.9	36.3	37.3	36.8
Finance and insurance	21.4	21.0	21.1	20.5
Other	0.9	0.8	0.9	0.8

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.3	7.2	7.3	7.2
Used vehicle — retail	11.1	11.8	11.4	12.0
Parts and service	43.9	43.5	44.0	43.5
Total	15.7	15.5	16.0	15.8